Exhibit 21.1

Kraft Foods Inc.

List of Subsidiaries

Company Name	State of Incorporation	Country of Incorporation
152999 Canada Inc.		Canada
3072440 Nova Scotia Company		Canada
AB Kraft Foods Lietuva		Lithuania
Abades B.V.		Netherlands
Aberdare Developments Ltd.		British Virgin Islands
Aberdare Two Developments Limited		British Virgin Islands
ACN 001 882 953 Pty Ltd		Australia
Adams Marketing (M) Sdn Bhd		Malaysia
AGF Kanto, Inc.		Japan
AGF SP Inc.		Japan
AGF Suzuka, Inc.		Japan
Agrisat Inc.	Colorado	United States
Ajinomoto General Foods, Inc.		Japan
Alimentos Especiales, Socieda Anonima		Guatemala
All Food N.V.		Belgium
Alreford Limited		Ireland
Arcadian of Devon Limited		United Kingdom
Aztecanana B.V.		Netherlands
Back to Nature Foods Company	Delaware	United States
Battery Properties, Inc.	Delaware	United States
Berkeley Re Limited		Ireland
Biscuit Brands (Kuan) Pte Ltd		Singapore
Biscuiterie Industrielle du Maghreb SA		Morocco
Boca Foods Company	Delaware	United States
Branded Restaurant Group Inc.	Delaware	United States
Brentwick Limited		United Kingdom
C S Business Services (India) Pvt. Limited		India
C.A.S. Uruguay S.A.		Uruguay
Cadbury		New Zealand
Cadbury (Swaziland) (Pty) Limited		Swaziland
Cadbury Adams (Thailand) Limited		Thailand
Cadbury Adams Bolivia S.A.		Bolivia
Cadbury Adams Colombia S.A.		Colombia
Cadbury Adams Costa Rica, S.A.		Costa Rica
Cadbury Adams Distribuidora , S. de R.L. de C.V.		Mexico
Cadbury Adams Dominicana S.A.		Dominican Republic
Cadbury Adams El Salvador S.A. de C.V.		El Salvador
Cadbury Adams Guatemala, S.A.		Guatemala
Cadbury Adams Honduras, S.A.		Honduras
Cadbury Adams Manufactura, S. de R.L. de C.V.		Mexico
Cadbury Adams Mexico, S. de R.L. de C.V.		Mexico
Cadbury Adams Middle East Offshore S.A.L.		Lebanon
Cadbury Adams Middle East S.A.L.		Lebanon
Cadbury Adams Nicaragua, S.A.		Nicaragua
Cadbury Adams Panama, Sociedad Anonima		Panama
Cadbury Adams Peru S.A.		Peru
Cadbury Adams Servicios, S. de R.L. de C.V.		Mexico
Cadbury Adams, S.A.		Venezuela
Cadbury Bebidas De Argentina S.A.		Argentina
Cadbury Belgium BVBA		Belgium

Cadbury Beverages de Venezuela CA	Venezuela
Cadbury Botswana (Proprietary) Limited	Botswana
Cadbury CIS B.V.	Netherlands
Cadbury Confectionery (Guangzhou) Co., Limited	China
Cadbury Confectionery B.V.	Netherlands
Cadbury Confectionery Malaysia Sdn. Bhd.	Malaysia
Cadbury Confectionery Sales (M) Sdn. Bhd.	Malaysia
Cadbury Confy (Proprietary) Limited	Botswana
Cadbury CR, s.r.o.	Czech Republic
Cadbury Denmark ApS	Denmark
Cadbury Egypt For Importation L.L.C.	Egypt
Cadbury Egypt For Trade S.A.E.	Egypt
Cadbury Egypt Group For Food Industries Company S.A.E.	Egypt
Cadbury Egypt S.A.E.	Egypt
Cadbury Enterprises Holdings B.V.	Netherlands
Cadbury Enterprises Pte. Ltd.	Singapore
Cadbury Espana, S.L.	Spain
Cadbury Europe S.A.	Switzerland
Cadbury Finance Pty Limited	Australia
Cadbury Financial Services	United Kingdom
Cadbury Food Co. Limited China	China
Cadbury Four LLP	United Kingdom
Cadbury Four Seas Company Limited	Hong Kong
Cadbury France	France
Cadbury Ghana Limited	Ghana
Cadbury Holdings B.V.	Netherlands
Cadbury Holdings Limited	United Kingdom
Cadbury Hong Kong Limited	Hong Kong
Cadbury India Limited	India
Cadbury Industrial Espana, S.L.	Spain
Cadbury International & Leasing, S. de R.L. de C.V.	Mexico
Cadbury International Limited	United Kingdom
Cadbury Ireland Export Limited	Ireland
Cadbury Ireland Sales Ltd	Ireland
Cadbury Kenya Limited	Kenya
Cadbury Limited	New Zealand
Cadbury Limited	United Kingdom
Cadbury Marketing Services Pty Limited	Australia
Cadbury Mauritius Ltd	Mauritius
Cadbury Morocco	Morocco
Cadbury Nederland B.V.	Netherlands
Cadbury Netherlands International Holdings B.V.	Netherlands
Cadbury Nigeria PLC	Nigeria
Cadbury Nominees Limited	United Kingdom
Cadbury Norway AS	Norway
Cadbury One LLP	United Kingdom
Cadbury Pakistan Limited	Pakistan
Cadbury Portugal - Produtos de Confeitaria, Lda.	Portugal
Cadbury Russia Limited	United Kingdom
Cadbury Schweppes (Portugal) Sociedad Unipressoal, Lda.	Portugal
Cadbury Schweppes Finance plc	United Kingdom
Cadbury Schweppes France SAS	France
Cadbury Schweppes GmbH	Germany
Cadbury Schweppes Investments Ltd	United Kingdom
Cadbury Schweppes Ireland Limited	Ireland

Cadbury Schweppes Management Services (Pty) Limited		South Africa
Cadbury Schweppes Money Management plc		United Kingdom
Cadbury Schweppes Overseas Limited		United Kingdom
Cadbury Schweppes Treasury (Isle of Man)		Isle of Man
Cadbury Schweppes Treasury (UK)		United Kingdom
Cadbury Schweppes Treasury America		Ireland
Cadbury Schweppes Treasury International		Ireland
Cadbury Schweppes Treasury Services		Ireland
Cadbury Schweppes US Finance LLC	Delaware	United States
Cadbury Schweppes Zimbabwe (Private) Limited		Zimbabwe
Cadbury Services SA		Spain
Cadbury Singapore Pte Limited		Singapore
Cadbury South Africa (Holdings)		United Kingdom
Cadbury South Africa (Pty) Limited		South Africa
Cadbury South East Asia Limited		Thailand
Cadbury Stani Adams Argentina S.A.		Argentina
Cadbury Stani Adams Chile Productos Alimenticios Limitada		Chile
Cadbury Stimorol Danmark ApS		Denmark
Cadbury Sweden AB		Sweden
Cadbury Sweets Holdings B.V.		Netherlands
Cadbury Switzerland AG		Switzerland
Cadbury Three LLP		United Kingdom
Cadbury Trebor Bassett Services Limited		United Kingdom
Cadbury Two LLP		United Kingdom
Cadbury UK Limited		United Kingdom
Cadbury US Holdings Limited		United Kingdom
Callard & Bowser-Suchard, Inc.	Delaware	United States
Candybox Limited		United Kingdom
Capri Sun, Inc.	Delaware	United States
Carlton Lebensmittel Vertriebs GmbH		Germany
Chapelat (Pty) Limited		South Africa
Chapelat Industries (Pty) Limited		South Africa
Chapelat Swaziland (Proprietary) Limited		Swaziland
Chapelat-Humphries Investments (Pty) Limited		South Africa
Cheil Communications Inc.		Korea
Chromium Acquisitions Limited		United Kingdom
Chromium Assets Limited		United Kingdom
Chromium Suchex LLP		United Kingdom
Chromium Suchex No. 2 LLP		United Kingdom
Churny Company, Inc.	Delaware	United States
Clarnico Limited		United Kingdom
Clarnico-Murray Limited		Ireland
Claussen Pickle Co.	Delaware	United States
Closed Joint Stock Company Kraft Foods Ukraina		Ukraine
Compania Venezolana de Conservas C.A.		Venezuela
Comptoir Européen de la Confiserie		France
Confibel SPRL		Belgium
Connaught Investments plc		United Kingdom
Consodri Investments AG		Switzerland
Controladora de Marcas Internacionales, S. de R.L. de C.V.		Mexico
Corporativo Kraft S. en N.C. de C.V.		Mexico
Cote d’Or Italia S.r.l.		Italy
Cottee’s Properties Pty Limited		Australia
Covenco Holding C.A.		Venezuela

Craven Keiller		United Kingdom
CS Americas Holdings B.V.		Netherlands
CS Confectionery Inc.	Delaware	United States
CS Finance Inc.		Canada
CS Finance Pty Ltd		Australia
CS Sugar Confectionery Limited		Jersey
Daesung Machinery		Korea
Dandy A/S		Denmark
Dandy Switzerland A/S		Denmark
Dirol Cadbury LLC		Russia
Dirol Cadbury Ukraine SFE		Ukraine
Don Snack Foods Handelsgesellschaft mbH		Germany
Dong Suh Foods Corporation		Korea
Dong Suh Oil & Fats Co. Ltd.		Korea
Edward Sharp & Sons Limited		United Kingdom
EKO-KOM, a.s.		Czech Republic
El Gallito Industrial, S.A.		Costa Rica
ENVI-PAK		Slovakia
Ernest Jackson & Co Limited		United Kingdom
Family Nutrition S.A.E.		Egypt
Fattorie Osella S.p.A.		Italy
Formaggio		Ireland
Forsanet Enterprises Limited		United Kingdom
Freezer Queen Foods (Canada) Limited		Canada
Freia A/S		Norway
Fulmer Corporation Limited		Bahamas
Galactogen Products Limited		United Kingdom
General Foods Pty. Ltd.		Australia
Generale Biscuit Egypt S.A.E.		Egypt
Generale Biscuit Glico France		France
Generale Biscuit SAS		France
Geo Bassett & Co Limited		United Kingdom
Georges Beverages India Private Limited		India
Gernika, B.V.		Netherlands
G-Push Sport Inc.		Canada
G-Push Sport USA Inc.	Delaware	United States
Green & Black’s Chocolate Confectionery Limited		United Kingdom
Green & Black’s Limited		United Kingdom
Greencastle Drinks Limited		Ireland/Netherlands
Gum Management Services Ltd		Cyprus
Gyori Keksz Kft SARL		Hungary
Hervin Holdings, Inc.	Delaware	United States
Hesdin Investments Limited		United Kingdom
High Ridge Investments		United Kingdom
Humphries (Pty) Limited		South Africa
Induri Farm Limited		India
Industria de Colores y Sabores S.A.		Colombia
J.S. Fry & Sons Limited		United Kingdom
Jamesons Chocolates Limited		United Kingdom
Japan Beverage Inc.		Japan
Jigsaw Consortium Limited		United Kingdom
Johann Jacobs GmbH		Germany
K&S Alimentos S.A.		Brazil
Keiller Limited		United Kingdom
Kensington		France

Kent Gida Maddeleri Sanayii ve Ticaret Anonim Sirketi		Turkey
Kernels Snack Products Limited		United Kingdom
KF (Australia) Pty Ltd		Australia
KFI-USLLC I	Delaware	United States
KFI-USLLC IX	Delaware	United States
KFI-USLLC VII	Delaware	United States
KFI-USLLC VIII	Delaware	United States
KFI-USLLC XI	Delaware	United States
KFI-USLLC XIII	Delaware	United States
KFI-USLLC XIV	Delaware	United States
KFI-USLLC XVI	Delaware	United States
KJS India Private Limited		India
Knutsen Boyelaster II KS		Norway
Kohrs Packing Company	Delaware	United States
KPC Foods, Inc.	Delaware	United States
Kraft Australia Holdings Pty Ltd		Australia
Kraft Australia Pty Ltd		Australia
Kraft Canada Inc.		Canada
Kraft Canada LP		Canada
Kraft Food Ingredients Corp.	Delaware	United States
Kraft Foods (Bahrain) W.L.L.		Bahrain
Kraft Foods (Beijing) Company Limited		China
Kraft Foods (China) Co., Ltd.		China
Kraft Foods (Jiangmen) Co., Ltd.		China
Kraft Foods (Malaysia) Sdn Bhd		Malaysia
Kraft Foods (New Zealand) Ltd.		New Zealand
Kraft Foods (Philippines) Inc.		Philippines
Kraft Foods (Puerto Rico), LLC	Delaware	United States
Kraft Foods (Shanghai) Co., Ltd.		China
Kraft Foods (Suzhou) Co., Ltd.		China
Kraft Foods (Thailand) Limited		Thailand
Kraft Foods (Trinidad) Unlimited		Trinidad & Tobago
Kraft Foods Argentina S.A.		Argentina
Kraft Foods Asia Pacific Services LLC	Delaware	United States
Kraft Foods Asia-Pacific Services Pte. Ltd.		Singapore
Kraft Foods Ausser-Haus Service GmbH		Germany
Kraft Foods Australia Investments Limited Partnership		Australia
Kraft Foods Australia Pty Ltd		Australia
Kraft Foods Aviation, LLC	Wisconsin	United States
Kraft Foods Bakery Companies, Inc.	Delaware	United States
Kraft Foods Belgium Biscuits Production BVBA		Belgium
Kraft Foods Belgium BVBA		Belgium
Kraft Foods Belgium Intellectual Property BVBA		Belgium
Kraft Foods Belgium Production BVBA		Belgium
Kraft Foods Belgium Production Holdings BVBA		Belgium
Kraft Foods Belgium Services BVBA		Belgium
Kraft Foods Biscuit Brands Kuan LLC	Delaware	United States
Kraft Foods Biscuit Financing Luxembourg Sarl		Luxembourg
Kraft Foods Biscuit Holdings CV		Netherlands
Kraft Foods Bolivia S.A.		Bolivia
Kraft Foods Brasil do Nordeste Ltda.		Brazil
Kraft Foods Brasil Ltda.		Brazil
Kraft Foods Bulgaria AD		Bulgaria
Kraft Foods Caribbean Sales Corp.	Delaware	United States
Kraft Foods CEEMA GmbH		Austria

Kraft Foods Central & Eastern Europe Service B.V.		Netherlands
Kraft Foods Cesko Holdings BV		Netherlands
Kraft Foods Chile S.A.		Chile
Kraft Foods Colombia Ltda.		Colombia
Kraft Foods Colombia S.A.S.		Colombia
Kraft Foods Costa Rica, S.A.		Costa Rica
Kraft Foods CR s r.o.		Czech Republic
Kraft Foods d.o.o. Belgrade		Serbia
Kraft Foods Danmark ApS		Denmark
Kraft Foods de Mexico, S. de R.L. de C.V.		Mexico
Kraft Foods de Nicaragua S.A.		Nicaragua
Kraft Foods Deutschland Biscuits Grundstuecksverwaltungs GmbH & Co. KG		Germany
Kraft Foods Deutschland GmbH		Germany
Kraft Foods Deutschland Holding GmbH		Germany
Kraft Foods Deutschland Holding Grundstuecksverwaltungs GmbH & Co. KG		Germany
Kraft Foods Deutschland Intellectual Property GmbH & Co. KG		Germany
Kraft Foods Deutschland Production GmbH & Co. KG		Germany
Kraft Foods Deutschland Production Grundstuecksverwaltungs GmbH & Co. KG		Germany
Kraft Foods Deutschland Services GmbH & Co. KG		Germany
Kraft Foods Dominicana S.A.		Dominican Republic
Kraft Foods Ecuador Cia. Ltda.		Ecuador
Kraft Foods Eesti Osauhing		Estonia
Kraft Foods Egypt L.L.C.		Egypt
Kraft Foods Egypt Trading LLC		Egypt
Kraft Foods El Salvador S.A. de C.V.		El Salvador
Kraft Foods Espana Biscuits Holdings B.V.		Netherlands
Kraft Foods Espana Biscuits Holdings y Campania S.C.		Spain
Kraft Foods Espana Biscuits Production SLU		Spain
Kraft Foods Espana Commercial S.L.U.		Spain
Kraft Foods Espana Confectionery Production, S.L.U.		Spain
Kraft Foods Espana Holdings S.L.U.		Spain
Kraft Foods Espana Intellectual Property SLU		Spain
Kraft Foods Espana Production, S.L.U.		Spain
Kraft Foods Espana Services S.L.U.		Spain
Kraft Foods Europe GmbH		Switzerland
Kraft Foods Europe Procurement GmbH		Switzerland
Kraft Foods Europe Services GmbH		Switzerland
Kraft Foods European Business Services Centre s.r.o.		Slovakia
Kraft Foods European Business Services Centre, S.L.U.		Spain
Kraft Foods Finance Europe AG		Switzerland
Kraft Foods Financing Luxembourg Sarl		Luxembourg
Kraft Foods Finland Production Oy		Finland
Kraft Foods France Antille Guyane Distribution SAS		France
Kraft Foods France Biscuit S.A.S.		France
Kraft Foods France Biscuits Distribution S.A.S.		France
Kraft Foods France Intellectual Property S.A.S.		France
Kraft Foods France Ocean Indien Distribution SAS		France
Kraft Foods France R&D SAS		France
Kraft Foods France S.A.S.		France
Kraft Foods Galletas S.A.		Spain
Kraft Foods Global Brands LLC	Delaware	United States
Kraft Foods Global Brands, Inc.	Delaware	United States

Kraft Foods Global, Inc.	Delaware	United States
Kraft Foods Hellas Manufacturing S.A.		Greece
Kraft Foods Hellas S.A.		Greece
Kraft Foods Holding (Europa) GmbH		Switzerland
Kraft Foods Holdings LLC	Delaware	United States
Kraft Foods Holdings Services, Inc.	Delaware	United States
Kraft Foods Holdings Singapore Pte. Ltd.		Singapore
Kraft Foods Holland Holding BV		Netherlands
Kraft Foods Honduras, S.A.		Honduras
Kraft Foods Hungaria Kft		Hungary
Kraft Foods Intercontinental Netherlands C.V.		Netherlands
Kraft Foods Intercontinental Schweiz Holding GmbH		Switzerland
Kraft Foods International Beverages LLC	Delaware	United States
Kraft Foods International Biscuit Holdings LLC	Delaware	United States
Kraft Foods International Europe Holdings LLC	Delaware	United States
Kraft Foods International Holdings Delaware LLC	Delaware	United States
Kraft Foods International Services LLC	Delaware	United States
Kraft Foods International, Inc.	Delaware	United States
Kraft Foods Investments (New Zealand)		New Zealand
Kraft Foods Ireland Intellectual Property Limited		Ireland
Kraft Foods Ireland Limited		Ireland
Kraft Foods Italia Biscuits Production S.r.l.		Italy
Kraft Foods Italia Intellectual Property S.r.l.		Italy
Kraft Foods Italia Production S.r.L.		Italy
Kraft Foods Italia S.r.l.		Italy
Kraft Foods Italia Services S.r.l.		Italy
Kraft Foods Jamaica Limited		Jamaica
Kraft Foods Japan K.K.		Japan
Kraft Foods Jaya (Malaysia) Sdn Bhd		Malaysia
Kraft Foods Kazakhstan LLP		Kazakhstan
Kraft Foods Korinthos Production SA		Greece
Kraft Foods LA MB Holding B.V.		Netherlands
Kraft Foods LA MC B.V.		Netherlands
Kraft Foods LA NMB B.V.		Netherlands
Kraft Foods LA NVA B.V.		Netherlands
Kraft Foods LA VA Holding B.V.		Netherlands
Kraft Foods Latin America Holding LLC	Delaware	United States
Kraft Foods Laverune Production S.N.C.		France
Kraft Foods Limited		Australia
Kraft Foods Limited (Asia)		Hong Kong
Kraft Foods Luxembourg Sarl		Luxembourg
Kraft Foods Manufacturing Malaysia Sdn. Bhd.		Malaysia
Kraft Foods Manufacturing Midwest, Inc.	Delaware	United States
Kraft Foods Manufacturing West, Inc.	Delaware	United States
Kraft Foods Maroc SA		Morocco
Kraft Foods Middle East & Africa FZE		United Arab Emirates
Kraft Foods Middle East & Africa Ltd.		United Kingdom
Kraft Foods Namur Production SPRL		Belgium
Kraft Foods Nederland B.V.		Netherlands
Kraft Foods Nederland Biscuit C.V.		Netherlands
Kraft Foods Nederland Intellectual Property BV		Netherlands
Kraft Foods Nederland Services B.V.		Netherlands
Kraft Foods Norge A/S		Norway
Kraft Foods Norge Intellectual Property AS		Norway
Kraft Foods Norge Production AS		Norway

Kraft Foods North America and Asia B.V.		Netherlands
Kraft Foods Oesterreich GmbH		Austria
Kraft Foods Oesterreich Production GmbH		Austria
Kraft Foods Panama, S.A.		Panama
Kraft Foods Peru S.A.		Peru
Kraft Foods Poland Spolka z Ograniczona Odpowiedzianoscia IP Spolka Komandytowa		Poland
Kraft Foods Polska Confectionery Production Sp.z.o.o.		Poland
Kraft Foods Polska S.A.		Poland
Kraft Foods Portugal Iberia - Produtos Alimentares Unipessoal, LDA		Portugal
Kraft Foods Portugal Produtos Alimentares LDA.		Portugal
Kraft Foods Postres Production S.A.U.		Spain
Kraft Foods Production Holdings BVBA		Belgium
Kraft Foods Production Holdings Maatschap		Belgium
Kraft Foods R & D, Inc.	Delaware	United States
Kraft Foods Romania S.A.		Romania
Kraft Foods Schweiz GmbH		Switzerland
Kraft Foods Schweiz Holding GmbH		Switzerland
Kraft Foods Schweiz Production GmbH		Switzerland
Kraft Foods Service South Africa (Proprietary) Limited		South Africa
Kraft Foods Singapore Pte. Ltd.		Singapore
Kraft Foods Slovakia, a.s.		Slovakia
Kraft Foods South Africa (Proprietary) Limited		South Africa
Kraft Foods Strasbourg Production S.N.C.		France
Kraft Foods Sverige AB		Sweden
Kraft Foods Sverige Holding AB		Sweden
Kraft Foods Sverige Intellectual Property AB		Sweden
Kraft Foods Sverige Production AB		Sweden
Kraft Foods Taiwan Holdings LLC	Delaware	United States
Kraft Foods Taiwan Limited		Taiwan
Kraft Foods Trading Singapore Pte. Ltd.		Singapore
Kraft Foods UK Confectionery Production Limited		United Kingdom
Kraft Foods UK Intellectual Property Limited		United Kingdom
Kraft Foods UK IP & Production Holdings Limited		United Kingdom
Kraft Foods UK Ltd.		United Kingdom
Kraft Foods UK Production Limited		United Kingdom
Kraft Foods UK R&D Ltd.		United Kingdom
Kraft Foods Uruguay S.A.		Uruguay
Kraft Foods Venezuela, C. A.		Venezuela
Kraft Foods World Travel Retail GmbH		Switzerland
Kraft Foods Zagreb d.o.o.		Croatia
Kraft Foods, trgovska druzba, d.o.o, Ljubjana		Slovenia
Kraft Gida Sanayi Ve Ticaret A. S.		Turkey
Kraft Guangtong Food Company, Limited		China
Kraft Helix Singapore Pte. Ltd.		Singapore
Kraft Holding S. de R.L. de C.V.		Mexico
Kraft Holdings ULC		Canada
Kraft Investments Holdings (Australia) Pty Ltd.		Australia
Kraft Jacobs Suchard (Australia) Pty. Ltd.		Australia
Kraft Malaysia Sdn. Bhd.		Malaysia
Kraft New Services, Inc.	Delaware	United States
Kraft New Zealand Holdings (Australia) Pty Ltd.		Australia
Kraft Pizza Company	Delaware	United States
Kraft Reinsurance (Ireland) Limited		Ireland

Kraft Risk (Ireland) Limited		Ireland
Kraft Russia Limited		United Kingdom
Kraft Tian Mei Food (Tianjin) Co. Ltd.		China
Kraft ULC		Canada
Kraft, Inc.	Delaware	United States
Krema Limited		Ireland
KTL S. de R.L. de C.V.		Mexico
Kuan Enterprises Pte. Ltd.		Singapore
L. Rose & Co., Limited		United Kingdom
Lacta Alimentos Ltda.		Brazil
Lambras Holdings AG		Switzerland
Landers Centro Americana, Fabricantes de Molinos Marca “Corona” S.A. de C.V.		Honduras
Landrew Holdings Limited		New Zealand
Lane Biscuits Pty Ltd		Australia
Lane Foods (Australia) Pty Ltd		Australia
Lapworth Commodities Limited		Ghana
LCH.Clearnet Group Limited		United Kingdom
LLC Chipsy LYUKS		Ukraine
Lowney, Inc.		Canada
LU Algerie S.p.A.		Algeria
LU France		France
Lu Polska SA		Poland
Lucky Life Insurance Co. Ltd.		Korea
MacRobertson Pty Limited		Australia
Mecazteca S.L.		Spain
Meito Adams Company Limited		Japan
Merido Genussmittel GmbH		Germany
Merola Finance B.V.		Netherlands
Migabang Limited Company		Korea
Mirabell Salzburger Confiserie-und & Bisquit GmbH		Austria
Nabisco Arabia Co. Ltd.		Saudi Arabia
Nabisco Caribbean Export, Inc	Delaware	United States
Nabisco Food (Suzhou) Co., Ltd.		China
Nabisco Holdings I B.V.		Netherlands
Nabisco Holdings II B.V.		Netherlands
Nabisco International Limited	Nevada	United States
Nabisco Inversiones S.R.L.		Argentina
Nabisco Philippines Inc.		Philippines
Nabisco Royal Argentina LLC	Delaware	United States
Neilson International Limited		Canada
Nihon Kraft Foods Limited		Japan
NISA Holdings LLC	Delaware	United States
NSA Holdings, L.L.C.	Delaware	United States
OAO Bolshevik		Russia
OAO United Bakers - Pskov		Russia
OMFC Service Company	Delaware	United States
Onko Grossroesterei GmbH		Germany
OOO Kraft Foods		Belarus
OOO Kraft Foods Rus		Russia
OOO Kraft Foods Sales and Marketing		Russia
Opavia Lu s.r.o. [Czech Republic]		Czech Republic
Oral Health Australia Pty Ltd		Australia
OY Kraft Foods Finland Ab		Finland
P.T. Kraft Foods Company Indonesia		Indonesia

P.T. Kraft Symphoni Indonesia		Indonesia
P.T. Kraft Ultrajaya Indonesia		Indonesia
Passiona Bottling Co (Perth) Pty Limited		Australia
Phenix Leasing Corporation	Delaware	United States
Phenix Management Corporation	Delaware	United States
Pollio Italian Cheese Company	Delaware	United States
Productos Kraft S. de. R.L. de C.V.		Mexico
Produtos Alimenticios Pilar Ltda.		Brazil
Promotora Cadbury Adams, C.A.		Venezuela
PT Kraft Foods Indonesia Limited		Indonesia
PT Kraft Indonesia		Indonesia
PT. Cadbury Indonesia		Indonesia
PT. Cipta Manis Makmur		Indonesia
Reading Scientific Services Limited		United Kingdom
Recaldent Pty Ltd		Australia
Ritz Biscuit Company Limited		United Kingdom
Saiwa S.r.l.		Italy
Sam Kwang Glass Mfg.		Korea
San Dionsio Realty Corporation		Philippines
Sansei Foods Co., Limited		Japan
Schweppes Limited		United Kingdom
Selba Nederland BV		Netherlands
Servicios Integrales Kraft, S. de R.L. de C.V.		Mexico
Servicios Kraft, S. de R.L. de C.V.		Mexico
Seurat		Ireland
Seven Seas Foods, Inc.	Delaware	United States
SIA Kraft Foods Latvija		Latvia
Somerdale Limited		United Kingdom
Springer Schokoladenfabrik (Pty) Limited		Namibia
Stanmark Cocoa Processing Company Limited		Nigeria
Stratton Investment Company One Limited		United Kingdom
Stratton Investment Company Two		United Kingdom
Sunkist Soft Drinks International Limited		Ireland
Symphony Biscuits Holdings Pte. Ltd.		Singapore
Taloca (Singapore) Pte Ltd.		Singapore
Taloca Cafe Ltda.		Brazil
Taloca GmbH		Switzerland
Taloca y Cia Ltda.		Colombia
Tassimo Corporation	Delaware	United States
TCI Realty Holdings Inc.		Canada
Teming Investments Limited		New Zealand
Tevalca Holdings C.A.		Venezuela
The Hervin Company	Oregon	United States
The Kenco Coffee Company Limited		United Kingdom
The Knox Company	New Jersey	United States
The Natural Confectionery Co (NZ) Limited		New Zealand
The Natural Confectionery Co. Pty Ltd		Australia
The Old Leo Company Limited		United Kingdom
The Yuban Coffee Company	Delaware	United States
Trebor (Dublin) Limited		Ireland
Trebor (Malaysia) Sdn. Bhd.		Malaysia
Trebor Bassett Holdings Limited		United Kingdom
Trebor Bassett Limited		United Kingdom
Trebor International Limited		United Kingdom
Trebor Ireland Limited		Ireland

Trebor Sales Sdn. Bhd.		Malaysia
Van Mar SA		Argentina
Vantas International Limited		United Kingdom
Vict. Th. Engwall & Co., Inc.	Delaware	United States
West Indies Yeast Company Limited		Jamaica